SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: March 4, 2003
                        (Date of earliest event reported)

                                   3M COMPANY
             (Exact name of registrant as specified in its charter)

                                 File No. 1-3285
                            (Commission File Number)

        Delaware                                                 41-0417775
(State of incorporation)                                     (I.R.S. Employer
                                                          Identification Number)

       3M Center                                                 55144-1000
  St. Paul, Minnesota                                            (Zip Code)

                    (Address of principal executive offices)

                  Registrant's telephone, including area code:
                                 (651) 733-1110


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ITEM 5. OTHER EVENTS.

Attached is the amended Certificate of Incorporation of 3M Company reflecting the change of the Registrant's name from Minnesota Mining and Manufacturing Company to 3M Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits Required by Item 601 of Regulation S-K

EXHIBIT NO.          DESCRIPTION
----------           -----------
3(i)                 Certificate of Incorporation of 3M Company, as amended and effective as of April 8, 2002


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        3M COMPANY

                                                        By: /s/ Gregg M. Larson
                                                            -------------------
                                                                Gregg M. Larson,
                                                                Secretary

Dated: March 4, 2003